Exhibit 10.38

                                DATED 22 MAY 2008

                          EFRAGEL SHIPPING CORPORATION

                                  (AS BORROWER)

                                      -AND-

                                DNB NOR BANK ASA

                                   (AS LENDER)

             ------------------------------------------------------

                    FIRST SUPPLEMENTAL AGREEMENT TO A SECURED
           REDUCING REVOLVING MULTI-CURRENCY CREDIT FACILITY AGREEMENT
                              DATED 11 JANUARY 2008

             ------------------------------------------------------









                               STEPHENSON HARWOOD

                           ONE, ST. PAUL'S CHURCHYARD

                                 LONDON EC4M 8SH

                               TEL: 020 7329 4422

                               FAX: 020 7329 7100

                                   REF: 04.142

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                                    CONTENTS

                                                                            PAGE

1    Interpretation............................................................8

2    Conditions...............................................................27

3    Representations and Warranties...........................................61

4    Amendments to Original Facility Agreement................................62

5    Confirmation and Undertaking............................................337

6    Communications, Law and Jurisdiction....................................340

SCHEDULE 1:  Form of Compliance Certificate..................................346



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SUPPLEMENTAL AGREEMENT

DATED:   MAY 2008

BETWEEN:

(1) EFRAGEL SHIPPING CORPORATION, a company incorporated under the laws of the Republic of Liberia whose registered office is at 80 Broad Street, Monrovia, Liberia (the "BORROWER"); and

(2) DNB NOR BANK ASA, acting through its office at 20 St. Dunstan's Hill, London EC3R 8HY, England (the "LENDER").

SUPPLEMENTAL TO a secured reducing revolving multi-currency credit facility agreement dated 11 January 2008 (the "ORIGINAL FACILITY AGREEMENT") made between the Borrower and the Lender, on the terms and subject to the conditions of which the Lender agreed to advance to the Borrower an aggregate amount not exceeding forty two million Dollars ($42,000,000) (the "LOAN").

WHEREAS:

(A) The Borrower has informed the Lender that it wishes to enter into a series of transactions (the "REORGANIZATION") as a result of which: (a) its shares will cease to be wholly owned by its present shareholders;
         (b) the Corporate Guarantor will own 100% of the Borrower's shares; and
         (c) its ownership structure will change following the initial public offering of the common stock of the Corporate Guarantor in the New York Stock Exchange (the "OFFERING").

(B) The Borrower has requested the Lender to proceed in amending, inter alia, clauses 13.2.17 and 14.1.8 of the Original Facility Agreement, which would otherwise be breached upon the occurrence of the Reorganization and the Offering, and to

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         delete,  inter alia,  clause 13.2.14 and to amend,  inter alia,  clause
         13.2.13 of the Original Facility Agreement.

(C) The Lender is willing to accede to such requests as listed in Recital B above and has agreed to amend the Original Facility Agreement and the Security Documents (as applicable) on the terms and subject to the conditions contained in this Supplemental Agreement.





                                       2
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IT IS AGREED THAT:

1        INTERPRETATION

         1.1      In this Supplemental Agreement

                  1.1.1 "ADDITIONAL DOCUMENTS" means the Supplemental Agreement, the Guarantees and the Operating Account Charge.

                  1.1.2 "AVSTES" means Avstes Shipping Corporation, a company incorporated according to the laws of the Republic of Liberia or such other company which shall be its successor in title.

                  1.1.3 "AVSTES GUARANTEE" means the guarantee and indemnity granted by Avstes in respect of the Indebtedness in favour of the Lender, in such form and containing such terms and conditions as the Lender shall require.

                  1.1.4 "CORPORATE GUARANTEE" means the guarantee and indemnity to be granted by the Corporate Guarantor in favour of the Lender.

                  1.1.5 "CORPORATE GUARANTOR" means Safe Bulkers Inc., a company incorporated according to the laws of the Republic of Marshall Islands or such other company which shall be its successor in title.

                  1.1.6 "EFFECTIVE DATE" means the date of the Listing, such date falling no later than 30 August 2008.

                  1.1.7 "GROUP GUARANTEES" means the Marindou Guarantee, the Pelea Guarantee and the Avstes Guarantee, and "GROUP GUARANTEE" means any one of them.


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                  1.1.8    "GROUP GUARANTOR" means any one of Marindou, Pelea or
                           Avstes, and "GROUP GUARANTORS" means more than one of them.

                  1.1.9 "GUARANTEES" means the Group Guarantees and the Corporate Guarantee and "GUARANTEE" means any one of them.

                  1.1.10 "GUARANTORS" means the Group Guarantors and the Corporate Guarantor and "GUARANTOR" means any one of them.

                  1.1.11 "LISTING" the effective trading date of the shares of the Corporate Guarantor listed on the New York Stock Exchange.

                  1.1.12 "MARINDOU" means Marindou Shipping Corporation, a company incorporated according to the laws of the Republic of Liberia or such other company which shall be its successor in title.

                  1.1.13 "MARINDOU GUARANTEE" means the guarantee and indemnity granted by Marindou in respect of the Indebtedness in favour of the Lender, in such form and containing such terms and conditions as the Lender shall require.

                  1.1.14 "OPERATING ACCOUNT CHARGE" means the first priority deed of charge over the Operating Account to be executed by the Borrower in favour of the Lender.

                  1.1.15 "PELEA" means Pelea Shipping Ltd., a company incorporated according to the laws of the Republic of Liberia or such other company which shall be its successor in title.

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                  1.1.16   "PELEA GUARANTEE" means the guarantee and indemnity
                           granted by Pelea in respect of the Indebtedness in favour of the Lender, in such form and containing such terms and conditions as the Lender shall require.

                  1.1.17 "SIDE LETTER" means a side letter evidencing the Current Shareholders of the Corporate Guarantor on the date of the Listing issued by the Corporate Guarantor in favour of the Lender in such form as the Lender may require.

                  1.1.18 "SUPPLEMENTAL AGREEMENT" means this Supplemental Agreement.

         1.2 All words and expressions defined in the Original Facility Agreement and in Clause 4 of this Supplemental Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Original Facility Agreement shall apply to the interpretation of this Supplemental Agreement as if it were set out in full.

2        CONDITIONS

         2.1 CONDITIONS SUBSEQUENT - INITIAL The Borrower shall deliver or cause to be delivered to or to the order of the Lender within five (5) Business Days from the Effective Date the following documents and evidence:

                  2.1.1 BORROWER'S OFFICER'S CERTIFICATE A certificate from a duly authorised officer of the Borrower confirming that none of the documents delivered to the Lender pursuant to Schedule 1 Part

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                           I (a), (c) and (e) of the Original Facility Agreement
                           have been amended or modified in any way since the date of their delivery to the Lender, or copies, certified by a duly authorised officer of the Borrower as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified.

                  2.1.2 BORROWER'S AND GUARANTORS' OFFICER'S CERTIFICATES A certificate of a duly authorised officer of the Borrower and each Guarantor certifying that each copy document relating to it specified in Clauses 2.1.3 (other than in respect of the Borrower) to 2.1.6 is correct, complete and in full force and effect as at a date no earlier than five days prior to the date of this Supplemental Agreement and setting out the names of the directors and officers of the Borrower and the respective Guarantor.

                  2.1.3 CONSTITUTIONAL DOCUMENTS Copies of the constitutional documents of each Guarantor together with such other evidence as the Lender may reasonably require that the Guarantor in question is duly incorporated in its country of incorporation and remains in existence with power to enter into, and perform its obligations under, the relevant Guarantee.

                  2.1.4 RESOLUTIONS A copy, certified by a director or the secretary of the Security Party in question as true, complete and accurate

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                           and neither amended nor revoked, of a resolution of
                           the directors and, a resolution of the shareholders of each Security Party (together, where appropriate, with signed waivers of notice of any directors' or shareholders' meetings) approving, and authorising or ratifying the execution of, this Supplemental Agreement and any document to be executed by that Security Party pursuant to this Supplemental Agreement.

                  2.1.5 POWERS OF ATTORNEY A notarially attested and legalised power of attorney of each of the Security Parties (other than the Corporate Guarantor) and a duly executed power of attorney in respect of the Corporate Guarantor under which this Supplemental Agreement and any documents required pursuant to it are to be executed by that Security Party.

                  2.1.6 CERTIFICATES OF GOOD STANDING A certificate of good standing in respect of each Security Party (if such a certificate can be obtained).

                  2.1.7 ADDITIONAL DOCUMENTS The Additional Documents duly executed by all parties thereto.

                  2.1.8 LEGAL OPINIONS A legal opinion of the legal advisers of the Lender in the relevant jurisdiction, substantially in the form or forms provided to the Lender prior to signing of this Supplemental Agreement or confirmation satisfactory to the Lender that such a legal opinion will be given.

                  2.1.9 OTHER AUTHORISATIONS A copy of any other consent, licence, approval, authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Security Parties accordingly) in connection with the entry into and performance of the transactions contemplated by any of the Additional Documents or for the validity and enforceability of any of the Additional Documents.

                  2.1.10 SIDE LETTER The side letter evidencing the Current Shareholders of the Corporate Guarantor issued by the Corporate Guarantor in favour of the Lender in such form as the Lender may require.

                  2.1.11 PROCESS AGENT Evidence that any process agent referred to in Clause 22.5 of the Agreement and any process agent appointed under any other Finance Document has accepted its appointment.

         2.2 CONDITIONS SUBSEQUENT -ADDITIONAL The Borrower shall deliver or cause to be delivered to or to the order of the Lender within thirty (30) days from the Effective Date, the following documents and evidence:-

                  2.2.1    LEGAL OPINIONS The legal opinions specified in Clause
                           2.1.8 as have not already provided to the Lender.

                  2.2.2 NEW MANAGEMENT AGREEMENT A photocopy, certified as true, accurate and complete by a director or the secretary or the duly authorised attorney of the Borrower of the New Management Agreement.

                  2.2.3 NEW MANAGERS' CONFIRMATION The written confirmation of the Managers that, throughout the Facility Period unless otherwise agreed by the Lender, they will remain the commercial and technical managers of the Vessel and that they will not, without the prior written consent of the Lender, sub-contract or delegate the commercial or technical management of the Vessel to any third party and confirming in terms acceptable to the Lender that, following the occurrence of an Event of Default, all claims of the Managers against the Borrower shall be subordinated to the claims of the Lender under the Finance Documents.

                  2.2.4 REORGANISATION, OFFERING AND LISTING Evidence of the Reorganisation, the Offering and the Listing.

         2.3 EVENT OF DEFAULT Failure of the Borrower to deliver any of the documents or evidence listed in Clause 2.1 or Clause 2.2 in accordance with the requirements thereof shall constitute an Event of Default.

         2.4 All documents and evidence delivered to the Lender pursuant to this Clause shall:

                  2.4.1    be in form and substance acceptable to the Lender;

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                  2.4.2    be accompanied, if required by the Lender, by
                           translations into the English language, certified in a manner acceptable to the Lender; and

                  2.4.3 if required by the Lender, be certified, notarised, legalised or attested in a manner acceptable to the Lender.

3        REPRESENTATIONS AND WARRANTIES

         Each of the representations and warranties contained in clauses 12 and 13 of the Original Facility Agreement shall be deemed repeated by the Borrower at the date of this Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references in the Finance Documents to the Agreement included the Original Facility Agreement as supplemented and amended by this Supplemental Agreement.

4        AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

         4.1      With effect from that Effective Date:-

                  4.1.1 The following additional definitions shall be added in clause 1.1 of the Original Facility Agreement, and the numerical order of the remaining definitions in such Clause shall be amended accordingly:

                           "'ACCOUNTING INFORMATION' means the annual financial statements and/or the quarterly financial statements to be provided by the Corporate Guarantor to the Lender in accordance with Clauses 13.1.1 and 13.1.4."

                           "'AVSTES' means Avstes Shipping Corporation, a company incorporated according to the laws of the Republic of Liberia or such other company which shall be its successor in title."

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                           "'AVSTES AGREEMENT' means the reducing revolving
                           multi-currency credit facility agreement dated 17 April 2008 made between Avstes, as borrower and the Lender, as lender, as amended and/or supplemented by a supplemental agreement dated 22 May 2008 entered into by and between Avstes and the Lender, and as the same may be further amended and/or supplemented and/or novated from time to time."

                           "'AVSTES GUARANTEE' means the guarantee of Avstes referred to in Clause 11.1.7."

                           "'AVSTES INDEBTEDNESS' means the Indebtedness as such term is defined in the Avstes Agreement."

                           "'BUILDER' means IHI Amtec Co. of Tokyo, Japan."

                           "'COMPLIANCE CERTIFICATE' means a certificate substantially in the form set out in Schedule 4 in form and substance satisfactory to the Lender."

                           "'CONSOLIDATED GROUP LEVERAGE' means at any relevant time Consolidated Total Liabilities divided by Consolidated Total Assets."

                           "'CONSOLIDATED TOTAL ASSETS' means, at any date, the aggregate of:

                           (a) the then current market values of all vessels owned by any member of the Group (in the case of a Vessel or any other vessel, the market value shall be determined by reference only to the most recent
                                    valuation of such Vessel or vessel in
                                    accordance with Clause 11.11);

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                           (b)      the then current aggregate amount of cash,
                                    Marketable Securities (but no other bonds, notes or bills and less any cash or Marketable Securities accounted for in the definition of Consolidated Total Liabilities below) and receivables due to the Group (less provision for bad and doubtful debts) as shown in the latest financial statements; and

                           (c) the book values of all other assets (other than the assets referred to in sub-paragraphs (a) and (b) hereof) as shown in such latest financial statements."

                           "'CONSOLIDATED TOTAL LIABILITIES' means, at the relevant date and for a particular period, the aggregate of the consolidated Financial Indebtedness of the Group shown in the latest consolidated financial statements for the Group (excluding (i) liabilities to its shareholders, provided that they are subordinated on terms acceptable to the Lender in its discretion and (ii) debt that is fully collateralised by cash or Marketable Securities to which the right of access, use or dealing is blocked for any member of the Group solely to secure that debt)."

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                           "'CORPORATE GUARANTEE' means the guarantee and
                           indemnity referred to in Clause 11.1.4."

                           "'CORPORATE GUARANTOR' means Safe Bulkers."

                           "'CURRENT SHAREHOLDERS' means the shareholders of the Corporate Guarantor who beneficially hold directly or indirectly not less than fifty one per cent (51%) of the shares in the Corporate Guarantor on the date of the Listing." "'DEBT' means the aggregate (as of the date of calculation) of all obligations of the Group then outstanding for the payment or repayment of Financial Indebtedness as stated in the Accounting Information then most recently required to be delivered pursuant to Clauses 13.1.1 and 13.1.4 including, without limitation:

                           (a) any amounts payable by the Group under leases, including, but not limited to, time chartering contracts, or similar arrangements over their respective periods;

                           (b) any credit to the Group from a supplier of goods or under any instalment purchase or other similar arrangement;

                           (c) the aggregate amount then outstanding of liabilities and obligations of third parties to the extent that they are guaranteed by the Group;

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                           (d)      any contingent liabilities (including any
                                    taxes or other payments under dispute or arbitration) which have been or, under GAAP, should be recorded in the notes to the Group's financial statements; and

                           (e)      any deferred tax liabilities."

                           "'EBITDA' on a consolidated basis of the Group means the earnings before interest, expenses and other financial charges, taxes, depreciation and amortization (for the previous period of twelve months).

                           "'EFRAGEL GUARANTEES' means the guarantees and indemnities to be granted by the Borrower in favour of the Lender in respect of each of the Pelea Indebtedness, the Marindou Indebtedness and the Avstes Indebtedness and "EFRAGEL GUARANTEE" means any one of them."

                           "'GAAP' means generally accepted accounting principles in the United States of America."

                           "'GROUP' means the Corporate Guarantor and its Subsidiaries."

                           "'GROUP GUARANTEES' means the Marindou Guarantee, the Pelea Guarantee and the Avstes Guarantee, and "GROUP GUARANTEE" means any one of them."

                           "'GROUP GUARANTORS' means Marindou, Pelea and Avstes, and "GROUP GUARANTOR" means any one of them."

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                           "'GUARANTEES' means the Corporate Guarantee and the
                           Group Guarantees and "GUARANTEE" means any one of them."

                           "'GUARANTORS' means the Corporate Guarantor and the Group Guarantors, and "GUARANTOR" means any one of them."

                           "'LISTING' means the effective trading date of the shares of the Corporate Guarantor listed on the New York Stock Exchange."

                           "'MARGIN' means zero point seventy per cent (0.70%) per annum."

                           "'MARINDOU' means Marindou Shipping Corporation, a company incorporated according to the laws of the Republic of Liberia or such other company which shall be its successor in title."

                           "'MARINDOU AGREEMENT" means the reducing revolving multi-currency credit facility agreement dated 11 January 2008 made between Marindou, as borrower and the Lender, as lender, as amended and/or supplemented by a supplemental agreement dated 22 May 2008 entered into by and between Marindou and the Lender, and as the same may be further amended and/or supplemented and/or novated from time to time."

                           "'MARINDOU GUARANTEE' means the guarantee of Marindou referred to in Clause 11.1.5."

                           "'MARINDOU INDEBTEDNESS' means the Indebtedness as such term is defined in the Marindou Agreement."

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

                           "'MARKETABLE SECURITIES' means any bonds, stocks, notes or bills payable in a freely convertible and transferable currency and which are listed on a stock exchange acceptable to the Lender."

                           "'NET WORTH' means Consolidated Total Assets less Consolidated Total Liabilities."

                           "'NEW MANAGEMENT AGREEMENT' means the agreement for the commercial and technical management of the Vessel made or to be made between the Borrower and the Managers."

                           "'NEW MANAGERS' CONFIRMATION' means a letter of confirmation from the Managers in respect of the Vessel and the Borrower."

                           "'OPERATING ACCOUNT CHARGE' means the deed of charge referred to in Clause 11.1.8."

                           "'OWNER' means Owner A or Owner B, together the "'OWNERS"."

                           "'OWNER A' means a single purpose ship-owning company incorporated or to be incorporated in a jurisdiction acceptable to the Lender in its absolute discretion and which shall be wholly owned legally and beneficially by the Corporate Guarantor and which shall be the owner of Vessel A."

                           "'OWNER B' means a single purpose ship-owning company incorporated or to be incorporated in a jurisdiction acceptable

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                           to the Lender in its absolute discretion and which
                           shall be wholly owned legally and beneficially by the Corporate Guarantor and which shall be the Owner of Vessel B."

                           "'PELEA' means Pelea Shipping Ltd., a company incorporated according to the laws of the Republic of Liberia or such other company which shall be its successor in title."

                           "'PELEA AGREEMENT' means the reducing revolving multi-currency credit facility agreement dated 12 June 2007 made between Pelea, as borrower and the Lender, as lender as amended and/or supplemented by a supplemental agreement dated 22 May 2008 entered into by and between Pelea and the Lender, and as the same may be further amended and/or supplemented and/or novated from time to time."

                           "'PELEA GUARANTEE' means the guarantee of Pelea referred to in Clause 11.1.6."

                           "'PELEA INDEBTEDNESS' means the Indebtedness as such term is defined in the Pelea Agreement."

                           "'SAFE BULKERS' means Safe Bulkers Inc., a company incorporated according to the laws of the Republic of Marshall Islands or such other company which shall be its successor in title."

                           "'SIDE LETTER' means the side letter evidencing the Current Shareholders of the Corporate Guarantor on the date of the

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                           Listing issued by the Corporate Guarantor in favour
                           of the Lender in such form as the Lender may require."

                           "'SUBSIDIARY' has the meaning ascribed to it by
                           section 1159 of the Companies Act 2006 (as the same may be amended and/or supplemented from time to time), and "SUBSIDIARIES" shall be interpreted accordingly."

                           "'VESSEL A' means the dry-bulk carrier of approximately 87,000 dwt and everything now or in the future belonging to it on board and ashore, currently under construction by the Builder with the Builder's hull number 3255 to be named "MARTINE" and intended to be registered under a flag acceptable to the Lender in its absolute discretion in the ownership of Owner A."

                           "'VESSEL A AGREEMENT' means the reducing revolving multi-currency credit facility agreement to be entered into by and between the Lender and Owner A pursuant to which the Lender would advance to Owner A an aggregate amount not exceeding forty five million Dollars ($45,000,000) for the purpose of, inter alia, financing part of the acquisition cost of Vessel A."

                           "'VESSEL A INDEBTEDNESS' means the Indebtedness as such term is defined in the Vessel A Agreement."

                           "'VESSEL AGREEMENTS' means Vessel A Agreement and Vessel B Agreement, "Vessel Agreement" means either of them."

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

                           "'VESSEL B' means the dry-bulk carrier of approximately 87,000 dwt, currently under construction by the Builder with the Builder's hull number 3254, to be named "ELENI" and intended to be registered under a flag acceptable to the Lender in its absolute discretion in the ownership of Owner B."

                           "'VESSEL B AGREEMENT' means the reducing revolving multi-currency credit facility agreement to be entered into by and between the Lender and Owner B pursuant to which the Lender would advance to Owner B an aggregate amount not exceeding forty five million Dollars ($45,000,000) for the purpose of, inter alia, financing part of the acquisition cost of Vessel B."

                           "'VESSEL B INDEBTEDNESS' means the Indebtedness as such term is defined in the Vessel B Agreement."

                  4.1.2 The following definitions set out in clause 1.1 of the Original Facility Agreement shall be deleted and replaced by the following new respective definitions:-

                           "'MANAGEMENT AGREEMENT' means the agreement(s) for the commercial and/or technical management of the Vessel between the Borrower and the Managers, including, but not limited to, the New Management Agreement."

                           "'OPERATING ACCOUNT' means the bank account opened in the name of the Borrower with the Lender and designated "Efragel

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                           Shipping Corporation-Operating Account" with account
                           number 62555014."

                           "'RELEVANT DOCUMENTS' means the Finance Documents, the Management Agreement, the Managers' confirmation specified in Part I of Schedule 1 and the New Managers' Confirmation."

                           "'SECURITY DOCUMENTS' means the Mortgage, the Deed of Covenants, the Assignment, the Account Charge, the Operating Account Charge, the Guarantees, any other Credit Support Documents or (where the context permits) any one or more of them and any other agreement or document which may at any time be executed by any person as security for the payment of all or any part of the Indebtedness and "SECURITY DOCUMENT" means any one of them."

                           "'SECURITY PARTIES' means the Borrower, the Guarantors and any other Credit Support Provider and any other person who may at any time during the Facility Period be liable for, or provide security for, all or any part of the Indebtedness, and "SECURITY PARTY" means any one of them."

                  4.1.3 In clause 11.1.2 the word "and" at the end of the sentence shall be deleted.

                  4.1.4 An additional clause 11.1.4 shall be added to the Original Facility Agreement which shall be read and construed as follows:-

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                           "11.1.4 a guarantee and indemnity from the Corporate
                           Guarantor;"

                  4.1.5 An additional clause 11.1.5 shall be added to the Original Facility Agreement which shall be read and construed as follows:- "11.1.5 a guarantee and indemnity from Marindou;"

                  4.1.6 An additional clause 11.1.6 shall be added to the Original Facility Agreement which shall be read and construed as follows:- "11.1.6 a guarantee and indemnity from Pelea;"

                  4.1.7 An additional clause 11.1.7 shall be added to the Original Facility Agreement which shall be read and construed as follows:- "11.1.7 a guarantee and indemnity from Avstes; and"

                  4.1.8 An additional clause 11.1.8 shall be added to the Original Facility Agreement which shall be read and construed as follows:-

                           "11.1.8 a first priority deed of charge over the Operating Account and all amounts from time to time standing to the credit of it."

                  4.1.9 Clause 12.1.14 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "12.1.14 NO ESTABLISHED PLACE OF BUSINESS IN THE UK OR US No Security Party, other than the Corporate Guarantor, has an established place of business in the United Kingdom or the United States of America."

                  4.1.10 Clause 13.1 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "13.1    INFORMATION UNDERTAKINGS

                           13.1.1 FINANCIAL STATEMENTS The Borrower shall procure that the Corporate Guarantor supplies to the Lender as soon as the same become available, but in any event within one hundred and eighty (180) days after the end of each of its financial years, its audited consolidated financial statements for that financial year, together with a Compliance Certificate, signed by two directors of the Corporate Guarantor, setting out (in reasonable detail) computations as to compliance with Clause
                                    13.2.22 as at the date at which those
                                    financial statements were drawn up.

                           13.1.2 MANAGEMENT ACCOUNTS The Borrower or the Managers will supply to the Lender, on the Lender's request within sixty (60) days of the end of each calendar year during the Facility Period the unaudited management accounts for the Vessel prepared by the Managers showing the income and expenditure for the Vessel for such calendar year.

                           13.1.3 REQUIREMENTS AS TO FINANCIAL STATEMENTS Each set of financial statements delivered by the Borrower or the Corporate Guarantor (as applicable) under Clause 13.1.1 shall be:-

                                    (a)      prepared using GAAP; and

                                    (b)      certified by a director of the
                                             Corporate Guarantor as fairly
                                             representing its financial
                                             condition as at the date at which
                                             those financial statements were
                                             drawn up.

                           13.1.4 INTERIM FINANCIAL STATEMENTS The Borrower shall procure that the Corporate Guarantor supplies to the Lender as soon as the same become available, but in any event within ninety (90) days after the end of each quarter during each of the Corporate Guarantor's financial years, its unaudited consolidated quarterly financial statements for that quarter, together with a Compliance Certificate to be provided on a semi-annual basis, signed by two directors of the Corporate Guarantor, setting out (in reasonable detail) computations as to compliance with Clause 13.2.22 as at the date at which those financial statements were drawn up.

                           13.1.5 INFORMATION: MISCELLANEOUS The Borrower shall supply to the Lender:

                                    (a)      all documents dispatched by the
                                             Borrower to its shareholders (or
                                             any class of them) or its creditors
                                             generally at the same time as they
                                             are dispatched other than any
                                             documents that are subject to any
                                             confidentiality restrictions
                                             pursuant to the New York Stock
                                             Exchange regulations that may
                                             prohibit such dissemination;

                                    (b)      promptly upon becoming aware of
                                             them, details of any litigation,
                                             arbitration or administrative
                                             proceedings which are current,
                                             threatened or pending against any
                                             Security Party, and which might, if
                                             adversely determined, have a
                                             materially adverse effect on the
                                             business, assets, financial
                                             condition or credit worthiness of
                                             that Security Party; and

                                    (c)      promptly, such further information
                                             regarding the financial condition,
                                             business
                                             and operations of any Security
                                             Party as the Lender may reasonably
                                             request.

                           13.1.6   NOTIFICATION OF DEFAULT

                                    (a)      The Borrower shall notify the
                                             Lender of any Default (and the
                                             steps, if any, being taken to
                                             remedy it) promptly upon becoming
                                             aware of its occurrence.

                                    (b)      Promptly upon a request by the
                                             Lender, the Borrower shall supply
                                             to the Lender a certificate signed
                                             by two of its directors or senior
                                             officers on its behalf certifying
                                             that no Default is continuing (or
                                             if a Default is continuing,
                                             specifying the Default and the
                                             steps, if any, being taken to
                                             remedy it).

                           13.1.7   "KNOW YOUR CUSTOMER" CHECKS If:

                                    (a)      the introduction of or any change
                                             in (or in the interpretation,
                                             administration or application of)
                                             any law or regulation made after
                                             the date of this Agreement;

                                    (b)      any change in the status of the
                                             Borrower after the date of this
                                             Agreement; or

                                    (c)      a proposed assignment or transfer
                                             by the Lender of any of its rights
                                             and obligations under this
                                             Agreement,

                                    obliges the Lender (or, in the case of (c) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of the Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Lender for itself (or, in the case of (c) above, on behalf of any prospective new Lender) in order for the Lender (or, in the case of (c) above, any prospective new Lender) to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

                  4.1.11 Clause 13.2.6 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "13.2.6 NEGATIVE PLEDGE AND NO DISPOSALS Other than in favour of the Lender, the Borrower shall not create nor permit to subsist any Encumbrance or other third party rights over any of its present or future assets or undertaking nor dispose of any those assets or of all or part of that undertaking."

                  4.1.12 Clause 13.2.7 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "13.2.7 MERGER The Borrower shall not without the prior written consent of the Lender enter into any amalgamation, demerger, merger or corporate reconstruction other than the Reorganization."

                  4.1.13 Clause 13.2.12 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "13.2.12 NO SUBSTANTIAL LIABILITIES Except in the
                                    ordinary course of business and other than in favour of the Lender, the Borrower shall not without the prior written consent of the Lender incur any liability to any third party which is in the Lender's opinion of a substantial nature."

                  4.1.14 Clause 13.2.13 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "13.2.13 NO LOANS OR OTHER FINANCIAL COMMITMENTS The
                                    Borrower shall not without the prior written consent of the Lender make any loan nor enter into any guarantee or indemnity (other than the Efragel Guarantees, other than any guarantee or indemnity from time to time required by any insurer and which is in accordance with the terms and conditions of clause 5 of the Deed of Covenants, the Insurances and any acceptable Insurance letter of undertaking) or otherwise voluntarily assume any actual or contingent liability in respect of any obligation of any other person."

                  4.1.15 Clause 13.2.14 of the Original Facility Agreement shall be deleted.

                  4.1.16 Clause 13.2.15 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "13.2.15 INSPECTION OF RECORDS The Borrower will
                                    permit the inspection of its financial
                                    records and accounts and procure that the Corporate Guarantor permits the inspection of the Corporate Guarantor's financial records and accounts from time to time by the Lender or its nominee."

                  4.1.17 Clause 13.2.17 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "13.2.17 NO CHANGE IN OWNERSHIP OR CONTROL OF THE
                                    BORROWER OF THE MANAGERS The Borrower shall not cease to be a wholly owned Subsidiary of the Corporate Guarantor and shall not permit any change in the beneficial ownership and control of the Managers from that advised to the Lender on the date of the Listing."

                  4.1.18 An additional clause 13.2.20 shall be added to the Original Facility Agreement which shall be read and construed as follows:-

                           "13.2.20 OWNERSHIP The Borrower shall procure that
                                    the Corporate Guarantor shall remain
                                    directly or indirectly beneficially owned by its Current Shareholders or any of them at a minimum of fifty one per cent (51%)."

                  4.1.19 An additional clause 13.2.21 shall be added to the Original Facility Agreement which shall be read and construed as follows:-

                           "13.2.21 GUARANTEES AND INDEMNITIES The Borrower
                                    shall by not later than the execution date of the Vessel Agreements execute in favour of the Lender guarantees and indemnities in such forms and containing such terms and conditions as the Lender shall in its discretion require and which shall secure the Vessel A Indebtedness and the Vessel B Indebtedness, and shall procure that each Owner shall by not later than the execution date of the relevant Vessel Agreement grant in favour of the Lender a guarantee and indemnity in such form and containing such terms and conditions as the Lender shall in its discretion require and which shall secure the Indebtedness."

                  4.1.20 An additional clause 13.2.22 shall be added to the Original Facility Agreement which shall be read and construed as follows:-

                           "13.2.22 FINANCIAL COVENANTS The Borrower shall
                                    procure that the Corporate Guarantor shall on a consolidated basis comply with the following financial covenants to be assessed on a semi-annual basis based on the Accounting Information received by the Lender in accordance with Clauses 13.1.1 and 13.1.4:-

                                    (a)      CONSOLIDATED GROUP LEVERAGE The
                                             Consolidated Group Leverage shall
                                             be equal to or less than seventy
                                             per cent (70%).

                                    (b)      DEBT TO EBITDA RATIO The ratio of
                                             Debt to EBITDA on a trailing twelve
                                             (12) month's basis shall not at any
                                             time exceed 5.5:1.

                                    (c)      NET WORTH The Net Worth shall not
                                             at any time be less than one
                                             hundred and seventy five million
                                             Dollars ($175,000,000)."

                  4.1.21 Clause 14.1.8 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "14.1.8 CHANGE IN OWNERSHIP OR CONTROL OF THE BORROWER OR THE MANAGERS The Borrower ceases to be a wholly owned Subsidiary of the Corporate Guarantor or there is any change in the beneficial ownership or control of the Borrower or the Managers from that advised to the Lender by the Borrower on the date of the Listing."

                  4.1.22 Clause 14.1.14 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "14.1.14 REDUCTION OF CAPITAL A Security Party (other
                                    than the Corporate Guarantor) reduces its authorised or issued or subscribed capital."

                  4.1.23 An additional clause 14.1.20 shall be added to the Original Facility Agreement which shall be read and construed as follows:-

                           "14.1.20 NOTICE OF TERMINATION Any of the Guarantors
                                    gives notice to the Lender to determine its obligations under the relevant Guarantee."

                  4.1.24 Clause 22.5 of the Original Facility Agreement shall be deleted and replaced by the following:-

                           "22.5 SERVICE OF PROCESS Without prejudice to any other mode of service allowed under any relevant law, each Security Party:

                                    22.5.1   irrevocably appoints Mr. Savvas
                                             Savvides, 24 Exeter Road, London
                                             N14 5JY, England (tel/fax: +44 208
                                             361 2606) as its agent for service
                                             of process in relation to any
                                             proceedings before the English
                                             courts in connection with this
                                             Agreement; and

                                    22.5.2   agrees that failure by a process
                                             agent to notify the relevant
                                             Security Party of the process will
                                             not invalidate the proceedings
                                             concerned."

                  4.1.25 All references to "this Agreement" shall be references to the Original Facility Agreement as amended and/or supplemented by this Supplemental Agreement.

                  4.1.26 The Schedule to this Supplemental Agreement shall be incorporated as "Schedule 4" to the Original Facility Agreement.

                  4.1.27 All references in the Security Documents to the Agreement (however it may be defined) shall be read and construed as the Original Facility Agreement as supplemented and amended hereby.

                  4.1.28 All references to the "Security Documents" shall be shall be read and construed to include the Guarantees and the Operating Account Charge.

         All other terms and conditions of the Original Facility Agreement shall remain unaltered and in full force and effect.

5        CONFIRMATION AND UNDERTAKING

         5.1 Each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Original Facility Agreement made in this Supplemental Agreement, as if all references in any of the Security Documents to the Facility Agreement (however described) were references to the Original Facility Agreement as amended and supplemented by this Supplemental Agreement.

         5.2 The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Original Facility Agreement made in this Supplemental Agreement.

6        COMMUNICATIONS, LAW AND JURISDICTION

         The provisions of clauses 18 and 22 of the Original Facility Agreement shall apply to this Supplemental Agreement as if they were set out in full and as if references to the Facility Agreement were references to this Supplemental Agreement and references to the Borrower were references to the Security Parties.

IN WITNESS of which the parties to this Supplemental Agreement have executed this Supplemental Agreement as a deed the day and year first before written.

SIGNED AND DELIVERED AS      )
A DEED BY                    )
EFRAGEL SHIPPING CORPORATION )            /s/ Ioannis Foteinos
acting by IOANNIS FOTEINOS   )
its duly authorised attorney-)
in-fact in the presence of:  )





SIGNED AND DELIVERED AS
A DEED BY
DNB NOR BANK ASA                         /s/ Sofia Tzanaki
acting by SOFIA TZANAKI
its duly authorised attorney-
in-fact  in  the  presence of:
FADIL NEKLEZADE


                               STEPHENSON HARWOOD
                                ARISTON BUILDING
                        2 FILELLINON STR. & AKTI MIAOULI
                                 PIRAEUS 185 36
                           VAT. NO. 9 9 8 7 1 1 1 5 6
                                TEL 210 42 95 160

                                    SCHEDULE

                         FORM OF COMPLIANCE CERTIFICATE

To:      DNB NOR BANK ASA

From:    SAFE BULKERS INC.

Dated:

Dear Sirs

EFRAGEL SHIPPING CORPORATION - US$42,000,000 REDUCING REVOLVING MULTI-CURRENCY CREDIT FACILITY AGREEMENT DATED 11 JANUARY 2008 AS AMENDED, SUPPLEMENTED, NOVATED AND/OR REPLACED FROM TIME TO TIME (THE "AGREEMENT")

We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

The covenant calculations below are made as of, and in respect of the six (6)
month period ending on [         ].

We confirm that:



Agreement                  Covenant determination/
 Clause                     Calculation compliance          (MIN/MAX AMOUNT)

13.2.23(a) CONSOLIDATED GROUP LEVERAGE

           Consolidated Total Liabilities USD[     ]
           / Consolidated Total Assets    USD[      ]
           = Consolidated Group Leverage  [     %]         [maximum 70%]

13.2.23(b) DEBT TO EBITDA RATIO

           Debt                           USD[     ]
           / EBITDA                       USD[     ]
           = Debt to EBITDA ratio         [     ]          [maximum 5.5:1]

13.2.23(c) NET WORTH

           Consolidated Total Assets      USD[     ]
           (minus) Consolidated Total Liabilities USD[     ]
            = Net Worth                   [     %]         [min. USD175,000,000]

[We confirm that no Default is continuing.]*






Signed:     ___________________________         ___________________________

            Director                            Director

            of                                  of

            SAFE BULKERS INC.                   SAFE BULKERS INC.














________________________
      * If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.